EXHIBIT K

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of January 13, 2009, the following are all of the beneficial and record owners of more than five percent of each class of each Fund known to the Fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

NEUBERGER BERMAN EQUITY FUNDS

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
Neuberger Berman	Investor	—	—	—
Century Fund
Neuberger Berman	Institutional	RIDGE CLEARING AND	239,851.370	100.00%
Climate Change Fund		OUTSOURCING
		FBO 541-18066-14
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001
	A	ROBERT A KAVESH	28,142.590	12.44%
		60 E 8TH ST APT 32B
		NEW YORK NY 10003-6501

		RIDGE CLEARING AND	19,947.840	8.82%
		OUTSOURCING
		FBO 541-00911-19
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001

		RIDGE CLEARING AND	19,916.800	8.80%
		OUTSOURCING
		FBO 541-00926-12
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001

		RIDGE CLEARING AND	19,554.670	8.64%
		OUTSOURCING
		FBO 541-01878-18
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001

		RIDGE CLEARING AND	15,202.850	6.72%
		OUTSOURCING
		FBO 541-25718-11
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
		MLPF&S FOR THE SOLE BENEFIT	13,435.700	5.94%
		OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484

		RIDGE CLEARING AND	12,607.780	5.57%
		OUTSOURCING
		FBO 538-84171-14
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001

		LPL FINANCIAL	12,341.870	5.45%
		FBO CUSTOMER ACCOUNTS
		ATTN MUTUAL FUND
		OPERATIONS
		PO BOX 509046
		SAN DIEGO CA 92150-9046
	C	RIDGE CLEARING AND	10,430.850	55.70%
		OUTSOURCING
		FBO 541-18065-15
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001

		BARCLAYS CAPITAL INC.	6,114.210	32.65%
		835-57940-10
		70 HUDSON STREET
		7TH FLOOR
		JERSEY CITY NJ 07302-4585
		MERRILL LYNCH PIERCE	937.080	5.00%
		FENNER & SMITH INC FUND

		ADMINISTRATION
		ATTN SERVICE TEAM
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484
Neuberger Berman	Institutional	RIDGE CLEARING AND	288,285.060	100.00%
Emerging		OUTSOURCING
Markets Equity		2 JOURNAL SQ PLAZA
Fund		JERSEY CITY NJ 07306-4001
	A	RIDGE CLEARING AND	9,886.030	100.00%
		OUTSOURCING
		2 JOURNAL SQ PLAZA
		JERSEY CITY NJ 07306-4001
	C	RIDGE CLEARING AND	10,273.320	100.00%
		OUTSOURCING
		2 JOURNAL SQ PLAZA
		JERSEY CITY NJ 07306-4001

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
Neuberger Berman	Institutional	RIDGE CLEARING AND	9,176.390	100.00%
Equity Income		OUTSOURCING
Fund		FBO 541-18061-19
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001
	A	RIDGE CLEARING AND	235,036.730	8.99%
		OUTSOURCING
		FBO 541-01915-13
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001

		RIDGE CLEARING AND	163,201.930	6.24%
		OUTSOURCING
		FBO 541-01210-15
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001

		RIDGE CLEARING AND	158,055.890	6.05%
		OUTSOURCING
		FBO 541-01222-11
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001
	C	MLPF&S FOR THE SOLE BENEFIT	40,128.270	29.02%
		OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484

		LPL FINANCIAL	18,150.640	13.13%
		A/C 6252-5982
		9785 TOWNE CENTRE DR
		SAN DIEGO CA 92121-1968

		LPL FINANCIAL	13,607.970	9.84%
		A/C 3184-2142
		9785 TOWNE CENTRE DR
		SAN DIEGO CA 92121-1968
Neuberger Berman	Investor	CHARLES SCHWAB & CO INC	2,209,131.700	6.33%
Focus Fund		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
	Trust	NATIONAL FINANCIAL SERV CORP	409,551.080	17.15%
		FOR THE EXCLUSIVE BENEFIT OF
		OUR CUSTOMERS
		PO BOX 3908
		CHURCH ST STATION
		NEW YORK NY 10008-3908

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
		DELAWARE CHARTER	369,432.120	15.47%
		GUARANTEE & TRUST
		CUST FBO PRINCIPAL
		FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001

		NATIONWIDE TRUST CO	253,470.380	10.61%
		FSB C/O IPO PORTFOLIO
		ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029

		CITIGROUP GLOBAL	233,571.940	9.78%
		MARKETS INC.
		00109801250
		388 GREENWICH ST
		NEW YORK NY 10013-2375

		DELAWARE CHARTER	194,729.270	8.15%
		GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50309-2732

		FIDELITY INVESTMENTS INST OPS	172,212.840	7.21%
		CO AS AGENT FOR CERTAIN EE
		BENEFIT PL
		100 MAGELLAN WAY # KWIC
		COVINGTON KY 41015-1999

		ING LIFE INSURANCE AND	125,244.870	5.24%
		ANNUITY CO
		ATTN VALUATION UNIT TS31
		151 FARMINGTON AVE
		HARTFORD CT 06156-0001
	Advisor	NATIONAL FINANCIAL SERV CORP	684,580.070	50.76%
		FOR THE EXCLUSIVE BENEFIT OF
		OUR CUSTOMERS
		PO BOX 3908
		CHURCH STREET STATION

		NEW YORK NY 10008-3908	199,308.150	14.77%
		DELAWARE CHARTER
		GUARANTEE & TRUST FBO
		VARIOUS QUALIFED PLANS
		711 HIGH ST
		DES MOINES IA 50309-2732

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
		DELAWARE CHARTER	80,702.470	5.98%
		GUARANTEE & TRUST
		FBO PRINCIPAL
		FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH ST
		DES MOINES IA 50392-0001
Neuberger Berman	Investor	CHARLES SCHWAB & CO INC	13,823,750.780	21.54%
Genesis Fund		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

		NATIONAL FINANCIAL	5,902,604.700	9.19%
		SERVICES FOR THE EXCLUSIVE
		BENEFIT OF THEIR CLIENTS
		PO BOX 3908
		CHURCH ST STATION
		NEW YORK NY 10008-3908
	Trust	FIDELITY INVESTMENTS INST OPS	20,955,068.460	21.49%
		CO AS AGENT FOR CERTAIN EE
		BENEFIT PL
		MAILZONE KWIC
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1999

		NATIONAL FINANCIAL SERV	10,116,151.650	10.37%
		CORP FOR THE EXCLUSIVE
		BENEFIT OF OUR CUSTOMERS
		PO BOX 3908
		CHURCH ST STATION
		NEW YORK NY 10008-3908

		WACHOVIA BANK FBO	7,275,618.140	7.46%
		VARIOUS RETIREMENT PLANS
		9888888836 NC 1151
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-0001

		MLPF&S FOR THE SOLE	6,124,319.490	6.28%
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		(97NW7)
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484
	Institutional	FIDELITY INVESTMENTS	45,684,678.340	46.22%
		INST OPS CO AS AGENT FOR
		CERTAIN EE BENEFIT PL
		MAILZONE KWIC
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1999

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
		MAC & CO A/C PWKF1014002	8,827,542.300	8.93%
		FBO PRICEWATERHOUSE
		MUTUAL FUNDS OPS
		PO BOX 3198
		PITTSBURGH PA 15230-3198

		STATE STREET BANK & TRUST	8,492,578.840	8.59%
		CO AS TTE FOR THE SUN
		MICROSYSTEMS INC TAX
		DEFERRED RETIREMENT
		SAVINGS PLAN
		105 ROSEMONT RD
		WESTWOOD MA 02090-2318
	Advisor	FIRST UNION NATIONAL BANK	4,023,849.390	21.33%
		FBO VARIOUS RETIREMENT
		A/C #1080827609
		1525 W WT HARRIS BLVD
		CMGNC1151
		CHARLOTTE NC 28262-8522

		CHARLES SCHWAB & CO	2,114,498.650	11.20%
		ATTN MUTUAL
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

		NATIONAL FINANCIAL SERV	1,761,923.320	9.34%
		CORP FOR THE EXCLUSIVE
		BENEFIT OF OUR CUSTOMERS
		PO BOX 3908
		CHURCH STREET STATION
		NEW YORK NY 10008-3908

		HORACE MANN LIFE	1,595,397.030	8.45%
		INSURANCE CO
		SEPARATE ACCOUNT
		1 HORACE MANN PLZ
		SPRINGFIELD IL 62715-0002

		DELAWARE CHARTER	961,439.010	5.09%
		GUARANTEE & TRUST CUST
		FBO PRINCIPAL MUTUAL LIFE
		INS CO DTD 1/1/96
		PO BOX 8704
		1013 CENTRE RD
		WILMINGTON DE 19899-8704
Neuberger Berman	Institutional	RIDGE CLEARING AND	485,955.840	100.00%
Global Real Estate		OUTSOURCING
Fund		FBO 541-18069-11
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
	A	RIDGE CLEARING AND	520,789.220	92.58%
		OUTSOURCING
		FBO 541-18056-16
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001
	C	RIDGE CLEARING AND	11,877.850	99.99%
		OUTSOURCING
		FBO 541-18063-17
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001
Neuberger Berman	Investor	CHARLES SCHWAB & CO INC	13,911,631.510	16.83%
Guardian Fund		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

		UNION CENTRAL LIFE	4,483,471.760	5.42%
		INSURANCE CO
		401K GROUP SEP ACCT
		ATTN MUTUAL FUNDS DEPT
		STATION 3
		1876 WAYCROSS RD
		PO BOX 40888
		CINCINNATI OH 45240-0888
	Trust	NATIONAL FINANCIAL SERV	1,982,193.280	22.75%
		CORP FOR THE EXCLUSIVE
		BENEFIT OF OUR CUSTOMERS
		PO BOX 3908
		CHURCH ST STATION
		NEW YORK NY 10008-3908

		NATIONWIDE LIFE	1,714,944.090	19.68%
		INSURANCE CO QPVA
		C/O IPO PORTFOLIO
		ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029

		NATIONWIDE TRUST CO	874,364.990	10.03%
		FSB C/O IPO PORTFOLIO
		ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029

		DELAWARE CHARTER	613,873.940	7.04%
		GUARANTEE & TRUST
		FBO VARIOUS
		QUALIFIED PLANS
		711 HIGH ST
		DES MOINES IA 50309-2732

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
		FIDELITY INVESTMENTS	448,952.940	5.15%
		INST OPS CO FBO TYCO
		RETIREMENT SAVINGS PLAN
		AND INVESTMENT PLAN
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1999
	Advisor	CHARLES SCHWAB & CO INC	21,596.060	37.22%
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
		MG TRUST COMPANY CUST. FBO	9,934.340	17.12%
		J.R. PIERCE PLUMBING CO., INC.
		700 17TH STREET
		SUITE 300
		DENVER CO 80202-3531

		RIDGE CLEARING AND	5,274.620	9.09%
		OUTSOURCING
		FBO 097-00100-13
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001
Neuberger Berman	Investor	CHARLES SCHWAB & CO INC	3,152,284.350	17.71%
International Fund		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

		NATIONAL FINANCIAL	2,083,154.010	11.70%
		SERV CORP FOR EXCLUSIVE
		BENEFIT OF OUR CUSTOMERS
		PO BOX 3908
		CHURCH ST STATION
		NEW YORK NY 10008-3908
	Trust	CITIGROUP GLOBAL	6,579,962.890	36.70%
		MARKETS INC.
		00109801250
		388 GREENWICH ST
		NEW YORK NY 10013-2375

		MFPF&S FOR THE SOLE	1,840,025.150	10.26%
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484

		FIDELITY INVESTMENT INST	1,332,955.020	7.43%
		OPS CO (FIIOC) AS AGENT FOR
		CERTAIN EE BENEFIT PLANS
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1999

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
		NATIONAL FINANCIAL	1,290,199.490	7.19%
		SERV CORP FOR EXCLUSIVE
		BENEFIT OF OUR CUSTOMERS
		200 LIBERTY ST - 1 WORLD
		FIN CTR
		ATTN MUTUAL FUNDS DEPT -
		5TH FLOOR
		NEW YORK NY 10281
Neuberger Berman	Institutional	CHARLES SCHWAB & CO INC	6,764,130.410	17.98%
International		ATTN MUTUAL FUNDS
Institutional Fund		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

		CHILDRENS HEALTHCARE OF	4,597,988.830	12.22%
		ATLANTA INC
		STATE STREET BANK & TRUST
		1584 TULLIE CIR NE
		ATLANTA GA 30329-2311

		THOMAS SMITH TTEE	3,240,250.630	8.61%
		PERALTA COMMUNITY
		COLLEGE DISTRICT
		333 E 8TH ST
		OAKLAND CA 94606-2844

		MAC & CO A/C PIBF1856682	3,112,735.940	8.27%
		ATTN MUTUAL FDS
		OPERATIONS
		PO BOX 3198
		PITTSBURGH PA 15230-3198

		FIDELITY INVESMENTS INSTIT	2,689,198.430	7.14%
		OPER CO AS AGENT FOR
		CERTAIN BENEFIT PLN
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1999

		GREATER HOUSTON	2,558,320.560	6.80%
		COMMUNITY FNDTN
		ATTN ROBERT W PADDOCK
		4550 POST OAK PLACE DR
		STE 100
		HOUSTON TX 77027-3143
Neuberger Berman	Trust	ADP CLEARING & OUTSOURCING	1,627,160.430	43.60%
International		FBO 097-00100-13
Large Cap Fund		26 BROADWAY
		NEW YORK NY 10004-1703

		CHARLES SCHWAB & CO INC	224,152.780	6.00%
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
	Institutional	VMI FOUNDATION INC	2,411,904.400	22.27%
		MELLON BANK TTEE
		PO BOX 932
		LEXINGTON VA 24450-0932

		MASSACHUSETTS LABORERS’	1,945,687.950	17.97%
		PENSION FUND
		14 NEW ENGLAND
		EXECUTIVE PARK
		STE 200
		BURLINGTON MA 01803-5201

		MASSACHUSETTS LABORERS’	1,940,536.090	17.92%
		ANNUITY FUND
		14 NEW ENGLAND
		EXECUTIVE PARK
		STE 200
		BURLINGTON MA 01803-5201

		BNY MELLON TTEE FBO THE	969,578.280	8.95%
		REGENCE GROUP MONEY
		PURCHASE PLAN
		1800 9TH AVE STE 1012
		SEATTLE WA 98101-1358

		RIDGE CLEARING AND	869,965.920	8.03%
		OUTSOURCING
		FBO 541-20042-19
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001

		HEB BRAND SAVINGS &	817,333.600	7.55%
		RETIREMENT PLAN TRUST
		THOMAS WITT TTEE
		646 S MAIN AVE
		SAN ANTONIO TX 78204-1210

		THE HEALTH TRUST	687,283.070	6.34%
		2105 S BASCOM BLVD STE 220
		CAMPBELL CA 95008-3292

		MARLBOROUGH RETIREMENT	619,580.990	5.72%
		SYSTEM
		140 MAIN ST CITY HALL
		MARLBOROUGH MA 01752

		NATIONAL FINANCIAL	563,588.550	5.20%
		SERVICES CORP FOR THE
		EXCLUSIVE BENEFIT OF
		THEIR CLIENTS
		PO BOX 3908
		CHURCH STREET STATION
		NEW YORK NY 10008-3908

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
	A	STRAFE & CO FAO ONEOK INC	198,536.340	92.22%
		COLL BARG UNIT EE’S H&W
		AC 2600579400
		PO BOX 160
		WESTERVILLE OH 43086-0160

		MERRILL LYNCH PIERCE	16,306.860	7.57%
		FENNER & SMITH INC FUND
		ADMINISTRATION
		ATTN SERVICE TEAM
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484
	C	RIDGE CLEARING AND	9,124.800	56.37%
		OUTSOURCING
		FBO 541-18004-19
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001

		MERRILL LYNCH PIERCE	7,060.260	43.62%
		FENNER & SMITH INC FUND
		ADMINISTRATION
		ATTN SERVICE TEAM
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484
Neuberger Berman	Institutional	CITIGROUP GLOBAL	186,981.820	98.82%
Large Cap		MARKETS INC.
Disciplined		00109801250
Growth Fund		388 GREENWICH STREET
		NEW YORK NY 10013-2375
	A	MERRILL LYNCH PIERCE	2,722,419.960	91.73%
		FENNER & SMITH INC FUND
		ADMINISTRATION
		ATTN SERVICE TEAM
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484

		LPL FINANCIAL FBO	152,493.740	5.13%
		CUSTOMER ACCOUNTS
		ATTN MUTUAL FUND
		OPERATIONS
		PO BOX 509046
		SAN DIEGO CA 92150-9046
	C	MERRILL LYNCH PIERCE	1,266,039.200	85.91%
		FENNER & SMITH INC FUND
		ADMINISTRATION
		ATTN SERVICE TEAM
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
		CITIGROUP GLOBAL	201,223.770	13.65%
		MARKETS INC.
		00109801250
		388 GREENWICH STREET
		NEW YORK NY 10013-2375
Neuberger Berman	Investor	EDWARD D JONES & CO	5,879,331.050	64.26%
Mid Cap		ATTN: MUTUAL FUND
Growth Fund		SHAREHOLDER ACCOUNTING
		201 PROGRESS PKWY
		MARYLAND HTS MO 63043-3009

		INVESMART UNITIZED	1,926,326.320	21.05%
		RELIANCE TRUST COMPANY
		1100 ABERNATHY RD
		500 NORTHPARK STE 400
		ATLANTA GA 30328-5634

		THE STANDARD INSURANCE	1,341,689.330	14.66%
		P11D ATTN SEPERATE ACCT A
		1100 SW 6TH AVENUE
		PORTLAND OR 97204-1020
	Trust	NATIONAL FINANCIAL SERV	246,778.440	30.12%
		CORP FOR THE EXCLUSIVE
		BENEFIT OF OUR CUSTOMERS
		PO BOX 3908
		CHURCH ST STATION
		NEW YORK NY 10008-3908

		PRUDENTIAL INVESTMENT	137,978.360	16.84%
		MANAGEMENT SERVICE FBO
		MUTUAL FUND CLIENTS
		100 MULBERRY ST
		3 GATEWAY CENTER FL 11
		MAIL STOP NJ 05-11-20
		NEWARK NJ 07102-4000

		DELAWARE CHARTER	96,885.150	11.82%
		GUARANTEE & TRUST
		FBO VARIOUS QUALIFIED
		PLANS
		711 HIGH ST
		DES MOINES IA 50309-2732

		FIDELITY INVESTMENTS	58,677.930	7.16%
		INST OPS CO AS AGENT FOR
		CERTAIN EE BENEFIT PL
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1999
	Advisor	CHARLES SCHWAB & CO INC	96,783.350	42.57%
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
		MFPF&S FOR THE SOLE	17,685.530	7.77%
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484

		JP MORGAN CHASE BANK	16,734.130	7.36%
		FBO ADP MID MARKET
		3 METROTECH CTR FL 6
		BROOKLYN NY 11245-0001

		RELIANCE TRUST COMPANY FBO	11,809.750	5.19%
		VAN NOTE-HAR
		P.O. BOX 48529
		ATLANTA GA 30362-1529
	Institutional	CHARLES SCHWAB & CO INC	3,401,343.240	8.46%
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
Neuberger Berman	Investor	CHARLES SCHWAB & CO INC	11,753,132.580	17.42%
Partners Fund		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

		NATIONAL FINANCIAL	3,922,705.740	5.81%
		SERVICES FOR THE
		EXCLUSIVE BENEFIT OF
		THEIR CLIENTS
		PO BOX 3908
		CHURCH ST STATION
		NEW YORK NY 10008-3908
	Trust	FIDELITY INVESTMENTS	13,632,722.010	33.04%
		INSTIT OPER CO AS AGENT
		FOR CERTAIN BENEFIT PLN
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1999

		NATIONAL FINANCIAL SERV	6,755,366.410	16.37%
		CORP FOR THE EXCLUSIVE
		BENEFIT OF OUR CUSTOMERS
		PO BOX 3908
		CHURCH ST STATION
		NEW YORK NY 10008-3908

		WELLS FARGO BANK NA FBO	2,372,413.990	5.75%
		SAKS INCORPORATED 401K
		RET PLAN
		10493525
		PO BOX 1533
		MINNEAPOLIS MN 55480-1533

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
		MLPF&S FOR THE SOLE BENEFIT	2,085,807.610	5.05%
		OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		(97NX1)
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484
	Advisor	STATE STREET BANK AND	10,383,114.760	35.55%
		TRUST FBO ADP DAILY 401(K)
		PRODUCT
		105 ROSEMONT RD
		WESTWOOD MA 02090-2318

		NATIONAL FINANCIAL SERV	4,071,973.190	13.94%
		CORP FOR THE EXCLUSIVE
		BENEFIT OF OUR CUSTOMERS
		PO BOX 3908
		CHURCH STREET STATION
		NEW YORK NY 10008-3908

		CHARLES SCHWAB & CO INC	2,100,627.040	7.19%
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

		MFPF&S FOR THE SOLE	1,725,340.580	5.90%
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484

		DCGT AS TTEE AND/OR CUST	1,546,110.100	5.29%
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50309-2732
	Institutional	FIDELITY INVESTMENTS	2,019,367.390	31.38%
		INST OPS CO AS AGENT FOR
		CERTAIN EE BENEFIT PL
		MAILZONE KWIC
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1999

		STATE OF MARYLAND	1,986,085.040	30.87%
		SAVINGS & INVESTMENT
		PLAN (457)
		C/O IPO PORTFOLIO
		ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
		STATE OF MARYLAND	1,709,519.390	26.57%
		SAVINGS & INVESTMENT
		PLAN (401K)
		C/O IPO PORTFOLIO
		ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029

		STATE OF MARYLAND	331,230.740	5.14%
		SAVINGS & INVESTMENT
		PLAN 401A
		C/O IPO PORTFOLIO
		ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029
Neuberger Berman	Trust	CHARLES SCHWAB & CO INC	1,159,244.320	19.07%
Real Estate Fund		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

		NATIONWIDE TRUST CO FSB	940,630.500	15.47%
		C/O IPO PORTFOLIO ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029

		NATIONAL FINANCIAL SERV	753,286.390	12.39%
		CORP FOR THE EXCLUSIVE
		BENEFIT OF OUR CUSTOMERS
		PO BOX 3908
		CHURCH ST STATION
		NEW YORK NY 10008-3908

		RIDGE CLEARING AND	486,580.950	8.00%
		OUTSOURCING
		FBO 097-00100-13
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001
	Institutional	PATTERSON & CO FBO	66,833.470	87.62%
		OMNIBUS CASH/CASH/CASH
		9999999980 NC-1076
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-0001

		LEHMAN BROTHERS F/B/O	9,438.550	12.37%
		A/C# 59800243
		70 HUDSON ST FL 7
		JERSEY CITY NJ 07302-4585
Neuberger Berman	Investor	CHARLES SCHWAB & CO INC	722,744.300	15.04%
Regency Fund		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
		NATIONAL FINANCIAL	388,500.610	8.08%
		SERVICES CORP FOR THE
		EXCLUSIVE BENEFIT OF THEIR
		CLIENTS
		PO BOX 3908
		CHURCH STREET STATION
		NEW YORK NY 10008-3908
	Trust	UNION CENTRAL LIFE	597,246.100	13.99%
		INSURANCE CO
		401K GROUP SEP ACCT
		1876 WAYCROSS RD
		PO BOX 40888
		CINCINNATI OH 45240-0888

		NATIONWIDE TRUST	477,663.060	11.19%
		COMPANY FSB
		C/O IPO PORTFOLIO
		ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029

		NATIONAL FINANCIAL SERV	336,188.800	7.87%
		CORP FOR THE EXCLUSIVE
		BENEFIT OF OUR CUSTOMERS
		PO BOX 3908
		CHURCH ST STATION
		NEW YORK NY 10008-3908

		AMERITAS LIFE INSURANCE	238,343.480	5.58%
		CORP SEPARATE ACCOUNT D
		5900 O ST
		LINCOLN NE 68510-2234
Neuberger Berman	Institutional	CITIGROUP GLOBAL	11,645.890	63.86%
Select Equities		MARKETS INC.
Fund		00109801250
		388 GREENWICH STREET
		NEW YORK NY 10013-2375

		RIDGE CLEARING AND	6,588.680	36.13%
		OUTSOURCING
		FBO 541-18011-10
		2 JOURNAL SQ. PLAZA
	A	—	—	—
	C	MERRILL LYNCH PIERCE	27,344.650	10.17%
		FENNER & SMITH INC FUND
		ADMINISTRATION
		ATTN SERVICE TEAM
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
Neuberger Berman	Investor	PRUDENTIAL INVESTMENT	6,272,720.300	41.33%
Small Cap		MANAGEMENT SERVICE FBO
Growth Fund		MUTUAL FUND CLIENTS
		100 MULBERRY ST
		3 GATEWAY CENTER FL 11
		MAIL STOP NJ 05-11-20
		NEWARK NJ 07102-4000

		CHARLES SCHWAB & CO INC	3,446,805.320	22.71%
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

		PATTERSON & CO FBO	1,239,426.990	8.16%
		NETWORK OMNIBUS C/C/C
		9999999980 NC-1076
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-0001

		CITIGROUP GLOBAL MARKETS	809,763.670	5.33%
		INC. 00109801250
		388 GREENWICH ST
		NEW YORK NY 10013-2375
	Trust	CITIGROUP GLOBAL	1,171,229.810	60.84%
		MARKETS INC. 00109801250
		388 GREENWICH STREET
		NEW YORK NY 10013-2375

		NATIONAL FINANCIAL SERV	365,973.380	19.01%
		CORP FOR THE EXCLUSIVE
		BENEFIT OF OUR CUSTOMERS
		PO BOX 3908
		CHURCH ST STATION
		NEW YORK NY 10008-3908
	Advisor	CHARLES SCHWAB & CO INC	250,406.280	25.93%
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

		WACHOVIA BANK FBO	120,144.280	12.44%
		VARIOUS RETIREMENT PLANS
		9888888836 NC 1076
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28288-0001

		DCGT AS TTEE AND/OR CUST	109,366.750	11.32%
		FBO PRINCIPAL FINANCIAL
		GROUP QUALI
		FIED FIA OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50309-2732

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
		AMERICAN UNITED LIFE INS	82,948.290	8.59%
		CO UNIT INVESTMENT TRUST
		PO BOX 1995
		INDIANAPOLIS IN 46206-9102

		AMERICAN UNITED LIFE INS	75,192.760	7.78%
		CO FBO GROUP RETIREMENT
		ANNUITY
		PO BOX 1995
		INDIANAPOLIS IN 46206-9102

		NATIONAL FINANCIAL SERV	63,831.250	6.61%
		CORP FOR THE EXCLUSIVE
		BENEFIT OF OUR CUSTOMERS
		PO BOX 3908
		CHURCH STREET STATION
		NEW YORK NY 10008-3908
	Institutional	THE POETRY FOUNDATION	235,420.010	68.32%
		444 N MICHIGAN AVE STE 1850
		CHICAGO IL 60611-4034

		FIDELITY INVESTMENT INST	109,132.360	31.67%
		OPS CO (FIIOC) AS AGENT FOR
		CERTAIN EE BENEFIT PLANS
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1999
Neuberger Berman	Trust	RIDGE CLEARING AND	541,985.640	74.78%
Small and Mid		OUTSOURCING
Cap Growth		FBO 541-18036-11
Fund		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001
Neuberger Berman	Investor	CHARLES SCHWAB & CO INC	8,730,208.550	27.49%
Socially		ATTN MUTUAL FUNDS
Responsive		101 MONTGOMERY ST
Fund		SAN FRANCISCO CA 94104-4151

		NATIONAL FINANCIAL	2,529,075.500	7.96%
		SERVICES FOR THE EXCLUSIVE
		BENEFIT OF THEIR CLIENTS
		PO BOX 3908
		CHURCH ST STATION
		NEW YORK NY 10008-3908
	Trust	HARTFORD LIFE INSURANCE	4,127,107.080	18.52%
		CO SEPARATE ACCOUNT TK
		ATTN DAVID TEN BROECK
		1 GRIFFIN RD N
		WINDSOR CT 06095-1512

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
		FIDELITY INVESTMENTS	3,011,248.560	13.51%
		INST OPS CO AS AGENT FOR
		CERTAIN EE BENEFIT PL
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1999

		NATIONAL FINANCIAL SERV	2,333,948.390	10.47%
		CORP FOR THE EXCLUSIVE
		BENEFIT OF OUR CUSTOMERS
		PO BOX 3908
		CHURCH ST STATION
		NEW YORK NY 10008-3908
	Institutional	FIDELITY INVESTMENT INST	1,877,834.950	57.09%
		OPS CO (FIIOC) AS AGENT FOR
		CERTAIN EE BENEFIT PLANS
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1999

		COMPTON FOUNDATION	623,740.950	18.96%
		255 SHORELINE DR STE 540
		REDWOOD CITY CA 94065-1444

		AIG RETIREMENT SERVICES	354,264.330	10.77%
		CO FBO AIGFSB [CUST] [TTEE]
		FBO BAPTIST HEALTH SO
		FLORIDA 403B PLAN
		2929 ALLEN PARKWAY, A6-20
		HOUSTON TX 77019-2118

		MINNESOTA LIFE INSURANCE	201,988.070	6.14%
		COMPANY
		400 ROBERT ST N STE A6-4105
		SAINT PAUL MN 55101-2037

LEHMAN BROTHERS INCOME FUNDS

Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
Neuberger Berman	Investor	LEHMAN BROTHERS	20,000,000.000	88.76%
California Tax-Free		HOLDINGS INC
Money Fund		ATTN STEVEN ENGEL
745 7TH AVE FL 4
NEW YORK NY 10019-6801

		RIDGE CLEARING AND	2,056,444.010	9.12%
OUTSOURCING FOR THE
EXCLUSIVE USE OF OUR
CUSTOMERS
ATTN ROB WALSH
2 JOURNAL SQ
JERSEY CITY NJ 07306-4006

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
Neuberger Berman	Investor	NEUBERGER BERMAN LLC	374,619,898.740	36.70%
Cash Reserves		ATTN ANTONIO PEREIRA
		399 PARK AVE ST FL 5
		NEW YORK NY 11020

		NEUBERGER BERMAN	261,290,585.920	25.59%
		MANAGEMENT INC
		ATTN CHENG LIU
		399 PARK AVE FL 11
		NEW YORK NY 10022-4614

		RIDGE CLEARING &	120,498,117.850	11.80%
		OUTSOURCING FOR THE
		EXCLUSIVE USE OF OUR
		CUSTOMERS
		ATTN ROB WALSH
		2 JOURNAL SQ
		JERSEY CITY NJ 07306-4006

		NEUBERGER BERMAN LLC	107,811,259.640	10.56%
		ATTN ANTONIO PEREIRA IA
		FEES
		399 PARK AVE FRNT 5
		NEW YORK NY 10022-4688
Neuberger Berman	Investor	FIDUCIARY TRUST CO OF NEW	1,124,976.400	23.67%
Core Bond Fund		HAMPSHIRE AS FIDUCIARY FOR
		VARIOUS RETIREMENT
		ACCOUNTS
		1 SW SECURITY BENEFIT PL
		TOPEKA KS 66636-1000

		UMB BANK, NA FIDUCIARY FOR	863,582.970	18.17%
		VARIOUS
		TAX DEFERRED ACCOUNTS
		1 SW SECURITY BENEFIT PL
		TOPEKA KS 66636-1000

		SECURITY BENEFIT LIFE	607,363.550	12.78%
		INSURANCE CO
		1 SW SECURITY BENEFIT PL
		TOPEKA KS 66636-1000

		MLPF&S FOR THE SOLE	567,908.410	11.95%
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR E 3RD FL
		JACKSONVILLE FL 32246-6484

		NATIONAL FINANCIAL SVCS	418,037.620	8.79%
		CORP FOR EXCLUSIVE BENEFIT
		OF OUR CUSTOMERS
		SAL VELLA
		200 LIBERTY ST
		NEW YORK NY 10281-1003

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
	Institutional	MERCER TRUST CO CUST	2,506,935.610	76.23%
		IBEW LOCAL 134 JOINT PENSION
		TRUST OF CHICAGO PENSION
		PLAN NO 5
		ATTN DCPA DOUG DENIGRIS
		LOC 35 INVESTORS WAY
		NORWOOD MA 02062

		CHARLES SCHWAB & CO INC	358,777.690	10.91%
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
	A	RIDGE CLEARING AND	10,687.340	48.46%
		OUTSOURCING
		FBO 541-18005-18
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001

		MERRILL LYNCH PIERCE	8,812.200	39.96%
		FENNER & SMITH INC FUND
		ADMINISTRATION
		ATTN SERVICE TEAM
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484

		RIDGE CLEARING AND	2,551.220	11.56%
		OUTSOURCING
		FBO 539-00284-12
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001
	C	RIDGE CLEARING AND	10,603.470	63.54%
		OUTSOURCING
		FBO 541-18006-17
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001

		MERRILL LYNCH PIERCE	5,343.320	32.02%
		FENNER & SMITH INC FUND
		ADMINISTRATION
		ATTN SERVICE TEAM
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484
Neuberger Berman	Investor	RIDGE CLEARING &	2,354,001,323.620	97.79%
Government		OUTSOURCING FOR THE
Money Fund		EXCLUSIVE USE OF OUR
		CUSTOMERS
		ATTN ROB WALSH
		2 JOURNAL SQ
		JERSEY CITY NJ 07306-4006

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
Neuberger Berman	Investor	NATIONAL FINANCIAL	5,780,876.490	18.89%
High Income Bond		SERVICES FOR THE EXCLUSIVE
Fund		BENEFIT OF THEIR CLIENTS
		PO BOX 3908
		CHURCH ST STATION
		NEW YORK NY 10008-3908

		FIDELITY INVESTMENTS	5,713,043.910	18.67%
		INSTITUTIONAL OPS CO INC
		FIIOC AS AGENT FOR CERTAIN
		EMPLOYEE BENEFIT PLAN
		100 MAGELLAN WAY # KW1C
		COVINGTON KY 41015-1999

		CHARLES SCHWAB & CO INC	4,931,492.360	16.12%
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
Neuberger Berman	Investor	RIDGE CLEARING &	222,907,353.360	49.10%
Municipal Money		OUTSOURCING FOR THE
Fund		EXCLUSIVE USE OF OUR
		CUSTOMERS
		ATTN ROB WALSH
		2 JOURNAL SQ
		JERSEY CITY NJ 07306-4006

		BARCLAYS CAPITAL INC	214,547,054.920	47.26%
		FOR THE EXCLUSIVE BENEFIT
		OF CUSTOMERS
		ATTN MUTUAL FUNDS
		OPERATIONS
		70 HUDSON ST FL 7
		JERSEY CITY NJ 07302-4585
Neuberger Berman	Investor	CHARLES SCHWAB & CO INC	478,660.070	19.87%
Municipal		ATTN MUTUAL FUNDS
Securities Trust		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
Neuberger Berman	Investor	RIDGE CLEARING &	247,731,177.670	52.01%
New York		OUTSOURCING FOR THE
Municipal Money		EXCLUSIVE USE OF OUR
Fund		CUSTOMERS
		ATTN ROB WALSH
		2 JOURNAL SQ
		JERSEY CITY NJ 07306-4006

		BARCLAYS CAPITAL INC	228,480,006.230	47.97%
		FOR THE EXCLUSIVE BENEFIT
		OF CUSTOMERS
		ATTN MUTUAL FUNDS
		OPERATIONS
		70 HUDSON ST FL 7
		JERSEY CITY NJ 07302-4585

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
Neuberger Berman	Investor	CHARLES SCHWAB & CO INC	1,149,074.410	16.11%
Short Duration		ATTN MUTUAL FUNDS
Bond Fund		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151
	Trust	HARTFORD LIFE INSURANCE CO	595,450.830	50.63%
		SEPARATE ACCOUNT TK
		ATTN DAVID TEN BROECK
		1 GRIFFIN RD N
		WINDSOR CT 06095-1512

		NATIONWIDE LIFE INSURANCE	257,500.770	21.89%
		QPVA
		C/O IPO PORTFOLIO
		ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029

		NATIONWIDE TRUST COMPANY	73,974.300	6.29%
		FSB
		C/O IPO PORTFOLIO
		ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029

		ING LIFE INSURANCE AND	68,706.890	5.84%
		ANNUITY CO
		ATTN VALUATION UNIT TS31
		151 FARMINGTON AVE
		HARTFORD CT 06156-0001

		NATIONAL FINANCIAL SERV	65,672.860	5.58%
		CORP FOR THE EXCLUSIVE
		BENEFIT OF OUR CUSTOMERS
		PO BOX 3908
		CHURCH ST STATION
		NEW YORK NY 10008-3908
Neuberger Berman	Trust	NATIONAL FINANCIAL SERV	53,352.860	62.34%
Strategic Income		CORP FOR THE EXCLUSIVE
Fund		BENEFIT OF OUR CUSTOMERS
		PO BOX 3908
		CHURCH ST STATION
		NEW YORK NY 10008-3908

		RIDGE CLEARING AND	10,966.950	12.81%
		OUTSOURCING
		FBO 541-18039-18
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001

		STEPHEN A BLANKSTEEN	5,545.740	6.48%
		BETTY J BLANKSTEEN JT WROS
		1419 UNDERWOOD RD
		MOUNT JULIET TN 37122-4615

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
	Institutional	RIDGE CLEARING AND	97,442.400	18.95%
		OUTSOURCING
		FBO 541-15550-13
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001

		RIDGE CLEARING AND	50,850.330	9.88%
		OUTSOURCING
		FBO 539-16130-14
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001

		RIDGE CLEARING AND	48,033.110	9.34%
		OUTSOURCING
		FBO 538-80247-12
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001

		RIDGE CLEARING AND	33,538.570	6.52%
		OUTSOURCING
		FBO 537-04020-17
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001

		RIDGE CLEARING AND	27,026.490	5.25%
		OUTSOURCING
		FBO 537-17758-25
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001
	A	MERRILL LYNCH PIERCE	187,277.410	81.36%
		FENNER & SMITH INC FUND
		ADMINISTRATION
		ATTN SERVICE TEAM
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484

		RAYMOND JAMES & ASSOC INC	19,556.030	8.49%
		3040 FBO CHARLES BARKLEY
		FOUNDATION INC
		PO BOX 11624
		BIRMINGHAM AL 35202-1624
	C	MERRILL LYNCH PIERCE	16,159.980	51.35%
		FENNER & SMITH INC FUND
		ADMINISTRATION ATTN
		SERVICE TEAM
		4800 DEER LAKE DR E FL 2
		JACKSONVILLE FL 32246-6484

		RIDGE CLEARING AND	10,858.500	34.50%
		OUTSOURCING
		FBO 541-18008-15
		2 JOURNAL SQ. PLAZA
		JERSEY CITY NJ 07306-4001

Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
Neuberger Berman	Reserve	RIDGE CLEARING &	395,986,983.950	71.18%
Tax-Free Money		OUTSOURCING
Fund		FOR THE EXCLUSIVE USE OF
OUR CUSTOMERS
ATTN ROB WALSH
2 JOURNAL SQ
JERSEY CITY NJ 07306-4006

		BARCLAYS CAPITAL INC	160,305,705.250	28.81%
FOR THE EXCLUSIVE BENEFIT
OF CUSTOMERS
ATTN MUTUAL FUNDS
OPERATIONS
70 HUDSON ST FL 7
JERSEY CITY NJ 07302-4585

LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
Neuberger Berman	Institutional	RIDGE CLEARING &	1,140,127,205.160	83.78%
Treasury Fund		OUTSOURCING FOR
		THE EXCLUSIVE USE OF OUR
		CUSTOMERS
		ATTN ROB WALSH
		2 JOURNAL SQ
		JERSEY CITY NJ 07306-4006

		BARCLAYS CAPITAL INC	95,444,092.740	7.01%
		FOR THE EXCLUSIVE BENEFIT
		OF CUSTOMERS
		ATTN MUTUAL FUNDS
		OPERATIONS
		70 HUDSON ST FL 7
		JERSEY CITY NJ 07302-4585
Prime Portfolio	Institutional	WELLS FARGO BANK NA AS	13,070,839.210	55.65%
		TRUSTEE FOR THE BENEFIT
		OF SASCO 2008-C2 LLC
		BRIAN SMITH ANN CUNG
		750 BERING DR STE 500
		HOUSTON TX 77057-2132

		BAND & CO C/O US BANK	5,695,074.720	24.24%
		ATTN WILLY BLOOM
		PO BOX 1787
		MILWAUKEE WI 53201-1787

		BARCLAYS CAPITAL INC FOR	1,648,270.760	7.01%
		THE EXCLUSIVE BENEFIT OF
		CUSTOMERS
		ATTN MUTUAL FUNDS
		OPERATIONS
		70 HUDSON ST FL 7
		JERSEY CITY NJ 07302-4585

			Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
		STRAFE & CO FAO CONGRESS	1,526,427.900	6.49%
		LIFE INSURANCE -
		APPALACHIAN
		A/C 9500127404
		PO BOX 160
		WESTERVILLE OH 43086-0160
	Service	SAVEDAILY.COM INC FBO IT’S	5,573,930.690	100.00%
		CLIENTS KEN CARROLL JEFF
		MAHONY TTEES
		ATTN TRADING
		3020 OLD RANCH PKWY STE 140
		SEAL BEACH CA 90740-2751
	Premier	BARCLAYS CAPITAL INC FOR	131,924,926.740	83.95%
		THE EXCLUSIVE BENEFIT OF
		CUSTOMERS
		ATTN MUTUAL FUNDS
		OPERATIONS
		70 HUDSON ST FL 7
		JERSEY CITY NJ 07302-4585

		RIDGE CLEARING AND	19,098,102.890	12.15%
		OUTSOURCING FOR
		EXCLUSIVE USE OF OUR
		CUSTOMERS
		ATTN ROB WALSH
		2 JOURNAL SQ
		JERSEY CITY NJ 07306-4006

NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES

Amount and
			Nature of	Percentage
			Beneficial	of Class
Fund	Class	Name and Address	Ownership	Owned
Neuberger Berman	Trust	RIDGE CLEARING &	1,975,373,283.150	99.99%
Institutional Cash		OUTSOURCING FOR THE
Fund		EXCLUSIVE USE OF OUR
CUSTOMERS
ATTN ROB WALSH
2 JOURNAL SQ
JERSEY CITY NJ 07306-4006
Neuberger Berman	Trust	NEUBERGER BERMAN	542,331,320.670	67.45%
Prime Money Fund		GENESIS CASH SWEEP
ACCOUNT
ATTN BARBARA MUINOS
605 3RD AVE FRNT 2
NEW YORK NY 10158-0101